UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 4, 2013

VERACYTE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36156	20-5455398
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7000 Shoreline Court, Suite 250, South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (650) 243-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the closing of an initial public offering by Veracyte, Inc. (the “Company”) on November 4, 2013, the Company’s Restated Certificate of Incorporation (the “Restated Certificate”) became effective. A form of the Restated Certificate was previously filed as Exhibit 3.1(b) to the Company’s Registration Statement on Form S-1(File No. 333-191282). Also on November 4, 2013, the Company’s amended and restated bylaws (the “Amended and Restated Bylaws”), in the form previously filed as Exhibit 3.2(b) to the Registration Statement, became effective. A description of the Company’s capital stock giving effect to the adoption of the Restated Certificate and the Amended and Restated Bylaws has previously been reported by the Company in its Prospectus, dated October 29, 2013, filed pursuant to Rule 424(b) of the Securities Act of 1933 on October 30, 2013.

The Restated Certificate and the Amended and Restated Bylaws are filed herewith as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 9.01                   Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Restated Certificate of Incorporation of Veracyte, Inc.

3.2	Amended and Restated Bylaws of Veracyte, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 8, 2013

VERACYTE, INC.

	By	/s/ Shelly D. Guyer
	Name:	Shelly D. Guyer
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Restated Certificate of Incorporation of Veracyte, Inc.

3.2	Amended and Restated Bylaws of Veracyte, Inc.